SHARES FOR DEBT AGREEMENT

This agreement is made and entered into as of August 4, 2010, by and between NOVAGEN SOLAR INC., a Nevada corporation (the "Company"), and FAHRINSLAND CAPITAL LLC, a Nevada limited liability company ("Creditor");

WHEREAS,

A. Creditor has provided services and incurred costs on behalf of the Company, and at the Company's request;

B. the Company is indebted to the Creditor in amount of U.S. $151,388.01 (the "Debt"); and

C. the Company has agreed to issue to the Creditor and the Creditor has agreed to accept 15,138,800 restricted shares of the Company's common stock as complete settlement of the Debt;

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties to this agreement (collectively "parties" and individually a "party") agree as follows:

1. The Company agrees to issue to the Creditor and the Creditor agrees to accept, 15,138,800 restricted shares of the Company's common stock (the "Shares") as complete payment and settlement of the Debt.

2. Upon issuance of the Shares, the Creditor hereby, for itself and its past and present agents, executors, administrators, trustees, partners, representatives, controlled entities and affiliates, successors and assigns, forever discharges and releases the Company and each of its past and present employees, agents, representatives, controlled entities and affiliates, successors and assigns from any and all claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies and liabilities of every nature at law or in equity, liquidated, or unliquidated, known or unknown, matured or unmatured, foreseeable or unforeseeable, which the Creditor had or have arising out of the Debt.

3. This Agreement shall in all respects be interpreted, enforced and governed under the laws of the State of Nevada. The language and all parts of this agreement shall be in all cases construed as a whole according to its very meaning and not strictly for or against any individual party.

4. Not later than August 31, 2010, the Company shall file with the Securities and Exchange Commission a registration statement on Form S-1, or other applicable form, relating to the resale by the Creditor of all of the Shares, and the Company shall use its commercially reasonable best efforts to cause such registration statement to be declared effective prior to October 31, 2010.

5.     The Creditor hereby represents and warrants to the Company as follows:

(a) The Creditor is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act").

(b) The Creditor is acquiring the Shares for the Creditor's own account for investment, with no intention of distributing or selling any portion of the stock within the meaning of the Securities Act, and will not transfer any stock in violation of the Securities Act or the then applicable rules or regulations thereunder or any other applicable law. No one other than the Creditor has any interest in or any right to acquire the Shares.

(c) The Creditor's financial condition is such that the Creditor is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of the Creditor's entire investment in the Shares.

(d) The Creditor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that the Creditor is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect his, her or its own interests.

(e) The Company and the Company's officers have made available all additional information that the Creditor has requested in connection with the transactions contemplated by this agreement, and the Creditor has had an opportunity to discuss the business, management and financial affairs of the Company with management and has had the opportunity to review the Company's facilities. No representations or warranties have been made to the Creditor by the Company or any agent thereof other than as set forth in this agreement. The Creditor has been afforded an opportunity to ask questions of and receive answers from the Company and its officers concerning the terms and conditions of the purchase of the Shares and the opportunity to obtain any additional information (to the extent the Company has such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of information otherwise furnished by the Company or its officers. The Creditor has investigated the acquisition of the Shares to the extent the Creditor deemed necessary or desirable and the Company has provided the Creditor with any assistance the Creditor has requested in connection therewith.

(f)     The address set forth below is the Creditor's true and correct domicile.

(g) The Creditor understands that the Shares have not been registered under the Securities Act or any state securities act or other applicable law by reason of specific exemptions for private offerings, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Creditor's representations as expressed herein. The stock may not be sold, transferred, offered for sale or otherwise disposed of unless such transfer, sale, assignment or other disposition is pursuant to the terms of an effective registration statement under the Securities Act and are registered under any applicable state securities laws or pursuant to an exemption from registration under the Securities Act and any applicable state securities laws.

(h) The Creditor is aware that the Creditor's rights to transfer the Shares or any part thereof are restricted by the Securities Act, applicable state securities laws and laws of other jurisdictions, and the absence of a market for the Shares. The Creditor understands that there are substantial restrictions on the transferability of the Shares; there is no established public market for any of the Shares; the Creditor may not be able to avail itself of exemptions available for resale of the Shares without registration, and accordingly, may have to hold the Shares indefinitely, and it may not be possible for the Creditor to liquidate an investment in the Shares.

(i) The Creditor is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of securities being sold during any three-month period not exceeding specified limitations.

(j) The Creditor has full power and authority to make the representations referred to herein, to acquire the Shares pursuant to this agreement, and to execute and deliver this agreement. This agreement when executed and delivered by the Creditor will constitute a valid and legally binding obligation of the Creditor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(k) The Company has not incurred and will not incur, directly or indirectly, as a result of any action taken by the Creditor, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this agreement.

(l) The Creditor understands that no United States federal or state agency or agency of any other jurisdiction has made any finding or determination as to the fairness of the terms of the offering and sale of the Shares.

(m) The Creditor is not relying on the Company or any of its employees, agents or representatives for legal, investment or tax advice, and the Creditor has sought independent legal, investment and tax advice to the extent the Creditor has deemed necessary or appropriate in connection with the Creditor's decision to subscribe for stock. The Creditor understands and agrees that he, she or it (and not the Company) shall be responsible for his, her or its own tax liability, if any, that may arise as a result of this investment or the transactions contemplated by this agreement.

(n) The foregoing representations and warranties are true, accurate and complete as of the date hereof and shall be true, accurate and complete as of the date on which the Shares are issued, and shall survive such issuance. If in any respect such representations and warranties shall not be true, accurate and complete prior to or at the date of issuance, the Creditor shall give immediate notice of such fact to the Company, by facsimile with written confirmation of receipt, specifying which representations and warranties are not true, accurate and complete and the reasons therefor.

6. The Creditor acknowledges that the Creditor understands the meaning and legal consequences of the representations and warranties made by the Creditor herein, and that the Company is relying on such representations and warranties in making its determination to issue the Shares. The Creditor hereby agrees to indemnify and hold harmless the Company, each manager, officer and employee thereof and each person who controls the Company from and against any and all loss, damage or liability due to or arising out of a breach or inaccuracy of any representation or warranty of the Creditor contained in this agreement.

7. This Agreement memorializes and constitutes the entire agreement and understanding among the parties regarding the subject matter hereof, and supersedes all prior negotiations, proposed agreements and agreements, whether written or unwritten. The parties acknowledge that no other party, nor any agent or attorney of any other party, has made any promises, representations, or warranties whatsoever, expressly or impliedly, which are not expressly contained in this agreement, and the parties further acknowledge that they have not executed this agreement in reliance upon any collateral promise, representation, warranty, or in reliance upon any belief as to any fact or matter not expressly recited in this agreement.

8. The parties shall hereafter execute all documents and do all that is necessary, convenient or desirable in the reasonable opinion of the other party to effect the provisions of this agreement.

9. For the convenience of the parties to this agreement, this document may be executed by facsimile signatures and in counterparts which shall together constitute the agreement of the parties as one and the same instrument. It is the intent of the parties that a copy of this agreement signed by any party shall be fully enforceable against that party.

10. Should any provision of this agreement be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and, in lieu of such illegal or invalid provision, there shall be added a provision as similar in terms and amount to such illegal or invalid provision as may be possible and, if such illegal or invalid provision cannot be so modified, then it shall be deemed not to be a part of this agreement.

IN WITNESS WHEREOF the parties have executed this agreement as of the date first above written.

NOVAGEN SOLAR INC.



By: /s/ Thomas Mills
Thomas Mills
President

FAHRINSLAND CAPITAL LLC



By: /s/ Lavinia Tom
     Lavinia Tom
     Manager